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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2004



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



      NEW JERSEY               0-19777                  22-3103129
   (State or other           (Commission               (IRS Employer
   jurisdiction of            File Number)             Identification
   incorporation)                                         Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

On May 20, 2004, DUSA Pharmaceuticals, Inc. ("DUSA") announced the initiation of a new multicenter Phase II clinical study using DUSA's Levulan(R) Photodynamic Therapy (PDT) for treatment of facial photodamage. DUSA also announced that it has signed agreements with Lumenis Inc. ("Lumenis") and Cynosure Corp. ("Cynosure") to include Lumenis' Quantum Intense Pulsed Light and Cynosure's PhotoGenica(R) V-Star(R) Long Pulse Dye Laser light sources in the study.

On May 20, 2004, DUSA also announced the filing of a Post-Effective Amendment to an existing Registration Statement on Form S-8 with the SEC.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

[99.1]   Press Release dated May 20, 2004.

[99.2]   Press Release dated May 20, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DUSA PHARMACEUTICALS, INC.



Dated:  May 20, 2004                  By:  /s/ D. Geoffrey Shulman
                                          ------------------------------------
                                           D. Geoffrey Shulman, MD, FRCPC
                                           President and Chief Executive Officer